Exhibit 99.2


                          CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            18 U.S.C. SECTION 1350


In connection with the Quarterly Report of Oriental Automotive Parts Development (China) Co., Ltd. (the "Company") on Form 10-QSB for the quarter ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Yizhong Wu, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to my knowledge:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Yizhong Wu
--------------------------
Yizhong Wu
Chief Financial Officer

August 15, 2003